Exhibit 10.3

FIRST AMENDMENT

TO THE

SPLIT DOLLAR POLICY ENDORSEMENT

BEACH FIRST NATIONAL BANK SPLIT DOLLAR AGREEMENT

DATED                  , 200

FOR

THIS FIRST AMENDMENT is adopted this      day of             , 200  , by and between BEACH FIRST NATIONAL BANK, a nationally-chartered commercial bank located in Myrtle Beach, South Carolina (the “Bank”), and              (the “Insured”).

The Bank and the Insured executed the SPLIT DOLLAR POLICY ENDORSEMENT on July 1, 2002 (the “Endorsement”).

The undersigned hereby amend the Endorsement for the purpose of bringing the Endorsement into compliance with Section 409A of the Internal Revenue Code and to eliminate the death benefit for the Insured when he ceases to be an employee of the Bank. Therefore, the following changes shall be made:

Paragraph 5 of the Endorsement shall be deleted in its entirety and replaced by the following:

5. Notwithstanding the provisions of paragraph (4) above, the Insured or the Insured’s transferee shall have no rights or interests in the Policy with respect to that portion of the death proceeds designated in paragraph (2) of this Endorsement when the Insured ceases to serve as an employee of the Bank for any reason whatsoever.

Except as otherwise provided in this First Amendment, the capitalized terms used herein shall have the same meaning as in the Endorsement.

IN WITNESS OF THE ABOVE, the Bank and the Insured hereby consent to this First Amendment.

The Insured:	BEACH FIRST NATIONAL BANK

By
Title

FIRST AMENDMENT

TO THE

BEACH FIRST NATIONAL BANK

SPLIT DOLLAR AGREEMENT

DATED                  , 200

FOR

THIS FIRST AMENDMENT is adopted this      day of             , 200  , by and between BEACH FIRST NATIONAL BANK, a nationally-chartered commercial bank located in Myrtle Beach, South Carolina (the “Bank”), and              (the “Executive”).

The Bank and the Executive executed the SPLIT DOLLAR AGREEMENT on July 1, 2002 (the “Agreement”).

The undersigned hereby amend the Agreement for the purpose of bringing the Agreement into compliance with Section 409A of the Internal Revenue Code and to eliminate the death benefit for the Executive when he ceases to be an employee of the Bank. Therefore, the following changes shall be made:

Sections 1.1, 1.2 and 1.6 of the Agreement shall be deleted in their entirety.

Section 2.2 of the Agreement shall be deleted in its entirety and replaced by the following:

2.2                                  Executive’s Interest. Prior to Termination of Service, the Executive shall have the right to designate the beneficiary of any remaining death proceeds of the policy. The Executive shall also have the right to elect and change settlement options that may be permitted. Provided, however, the Executive, the Executive’s transferee or the Executive’s beneficiary shall have no rights or interest in the Policy with respect to that portion of the death proceeds designated in this Section 2.2 after the Executive’s Termination of Service.

Section 2.4 of the Agreement shall be deleted in its entirety and replaced by the following:

2.4                                  Comparable Coverage. Prior to the Executive’s Termination of Service, the Bank shall maintain the Policy in full force and effect and in no event shall the Bank amend, terminate or otherwise abrogate the Executive’s interest in the Policy, unless the Bank replaces the Policy with a comparable insurance policy to cover the benefit provided under this Agreement. The Policy or any comparable policy shall be subject to the claims of the Bank’s creditors.

Article 7 of the Agreement shall be deleted in its entirety and replaced by the following:

Article 7

Amendments and Termination

This Agreement may be amended or terminated only by a written agreement signed by the Bank and the Executive. This Agreement will automatically terminate upon the Executive’s Termination of Service.

Except as otherwise provided in this First Amendment, the capitalized terms used herein shall have the same meaning as in the Agreement.

IN WITNESS OF THE ABOVE, the Bank and the Executive hereby consent to this First Amendment.

Executive:	BEACH FIRST NATIONAL BANK

By
Title